                                                                    EXHIBIT 10.9

                       U.S. Small Business Administration

                     Certified Development Company Program

                                  "504" NOTE

                        Loan Number CDC-566570 30 05-OH
                                    ----------------------------


                                                      Painesville, Ohio
                                                     ------------------------

                                                         (City and State

$ 270,000.00                                       (Date) July 8     , 1993
 ----------------------                                   -----------    ----

   For value received, the Undersigned promises to pay to the order of
Lake County Small Business Corporation
------------------------------------------------------------------------------
                       Payee (development company)
at its office in (City and State) Mentor, Ohio
                                  --------------------------------------------
or upon assignment or transfer of this Note by the Payee, and written notice thereof to the Undersigned, at such other place as may be designated from time to time by said assignee or transferee, ________________________________________
Two Hundred Seventy XX-- THOUSAND--AND-------------------- 00/100ths. dollars,
----------------------------------------------------------------------
                        Write out amount)
with interest on the outstanding balance at  5.235  % per annum commencing on
                                            -------

October 13               1993 (date of Debenture).
----------------------,  ----

   Loan payments shall be made in equal installments, each in the amount of
$ 2,907.81    , commencing on the first day of November, 1993, and continuing
 -------------                                 --------  ----
due and payable on the first day of each month thereafter until October 1, 2003,
                                                                ---------  ----
when the full unpaid balance of principal and interest shall become due and payable. In addition to the aforesaid loan payments, Undersigned's total monthly obligation shall include the service fees set forth in the Servicing Agent Agreement (SBA Form 1506) attached to and incorporated into this Note.

   This Promissory Note evidences and related Collateral is given, to secure a loan made by the Payee to the Undersigned and such Note and Collateral will be assigned by Payee to the Small Business Administration (SBA) to secure the guaranty by SBA pursuant to section 503(a) of the Small Business Investment Act (15 U.S.C. section 697(a)), of a Debenture to be issued and sold by the Payee (the "Debenture"), which is hereby incorporated herein by reference.

   All payments under this note shall be applied in this order: (1) to the servicing fees set forth in the Servicing Agent Agreement, (2) to interest, (3) to principal, (4) to the late fee set forth in this Note.

Late Charge
-----------

In the event Payee or its Agent or assignee accepts a late payment after the fifteenth day of the month in which such payment is due, the Undersigned agrees to pay a late payment charge equal to five percent of the late amount or $100.00, whichever is greater, as compensation for additional collection efforts.

Definitions
-----------

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, service fees, late payment charges, and expenses including but not limited to the expenses related to the care and preservation of Collateral and interest at the note rate thereon, whether contingent, now due or hereafter to become due, and the stated prepayment premium, if applicable. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property, or rights therein of any nature whatsoever, or the proceeds thereof, which are, or hereafter may be hypothecated, directly or indirectly, by the Undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the Undersigned with the same force and effect as though such covenants and conditions were fully set forth herein. The term "CSA" shall mean the Central Servicing Agent appointed by the development company (SBA Form 1506) and accepted by the Undersigned to receive all payments by the Undersigned under this Note. The term "Undersigned" shall mean the borrower under this Note and, if the operating small concern for the benefit of which this loan is made is not the borrower, such operating small concern.

Prepayments
-----------

Payment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, timing to be arranged with Payee or SBA as assignee but no partial prepayments may be made. The amount required to prepay this Note shall be the aggregate of the Indebtedness including interest to the prepayment (repurchase) date, and any prepayment premium required by the schedule to be attached to this Note and incorporated by this reference. For purposes of prepayment the repurchase date is the next semi-annual payment date on the Debenture. The Undersigned must make a written request for prepayment to the payee or SBA as assignee at least forty-five (45) days before the prepayment date. Ten (10) business days prior to the scheduled prepayment date the undersigned shall cause to be transferred by wire a non-refundable good faith deposit of one thousand dollars ($1,000) to the CSA. Such deposit shall be applied in full to the repurchase price of said debenture and shall be forfeited if undersigned fails to pay the designated total prepayment amount to the CSA on the designated prepayment date, as compensation for the cost of arranging the failed prepayment.

Acceleration
------------

The Indebtedness shall immediately become due and payable, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the Undersigned or for any of its property, or upon the filing of a petition by or against the Undersigned under the provisions of any State or Federal insolvency law or under the provisions of the Bankruptcy Code of 1978 or upon the making by the Undersigned of an assignment for the benefit of its creditors. Payee with the consent of SBA, or SBA as assignee is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due, (2) nonperformance by the Undersigned of any agreement with, or any condition imposed by, the development company or SBA, (3) failure of the Undersigned or any person acting on behalf of the Undersigned to disclose any material fact, in any application, declaration or other document delivered to the development company or SBA or any misrepresentation by or for the benefit of the Undersigned in such document; (4) the reorganization, merger or consolidation of the Undersigned without prior written consent of the development company and SBA, or the making of an agreement therefor; (5) the sale of the Collateral, or any part of it or any interest in it, or any agreement that the Collateral will be alienated by the Undersigned, or any alienation of the Collateral by operation of law or otherwise; (6) the Undersigned's failure duly to account, to Payee's or SBA's (as assignee) satisfaction, at such time or times as may be required, for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned;
(7) the institution of any suit affecting the Undersigned deemed by SBA to affect adversely its interest hereunder in the Collateral or otherwise; (8) any change, without prior written approval by SBA, affecting ten or more percent in the legal or equitable ownership of the Undersigned; (9) any change in the respective ownerships of the Undersigned; (10) if the Undersigned and/or its affillates acquire directly or indirectly an ownership interest of ten or more percent in the development company; (11) any other event prohibited by the related security or other instruments; or (12) any violation by the Undersigned of SBA regulations. Payee's or SBA's as assignee failure to exercise its rights under this paragraph shall not constitute a waiver thereof. Upon acceleration pursuant to this paragraph, the indebtedness shall be computed in the same manner as is set forth for the prepayment amount in the preceding paragraph captioned "Prepayment".

Collateral
----------

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Payee with SBA's consent or SBA as assignee is empowered to sell, assign, and deliver the whole or any part of the collateral at public or private sale. After deducting all expenses incidental to such sale or sales, Payee or SBA as assignee may apply the proceeds thereof to the payment of the Indebtedness as it shall deem proper. The Undersigned hereby waives all rights to redemption or appraisement whether before or after sale. Payee with SBA's consent or SBA as assignee is further empowered, to convert into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the Undersigned or any third party. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Payee or SBA as assignee shall have the same rights and powers with respect to such item of the Collateral as are granted in respect thereof in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Payee or SBA as assignee expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other such power now or hereafter existing in favor of Payee or SBA as assignee, whether at law or in equity, by statute or otherwise.

The Undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Payee or SBA as assignee, there shall be no duty upon Payee or SBA as assignee in this respect. The Undersigned shall pay all expenses of any nature, including but not limited to reasonable attorney's fees and costs, which Payee or SBA as assignee may deem necessary in connection with the satisfaction of the Indebtedness or the administration, preservation (including, but not limited to, adequate insurance of), or the realization upon the Collateral. Payee with SBA's consent or SBA as assignee is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Payee or SBA as assignee hereunder shall not be impaired by any indulgence, including but not limited to (a) any renewal, extension, or modification which Payee or SBA as assignee may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, exchange, or substitution which Payee or SBA as assignee may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The Payee or SBA as assignee of this Note, the Collateral, any guaranty, and any other document (or any of them), sold, transferred, or pledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, transferee, or pledgee were originally named as Payee in this Note.


                                                /s/ Steven Tsengas
                                                --------------------------------

                                        (Title) Steven Tsengas, President
                                                --------------------------------

                          (Name of Undersigned) Napro, Inc.
                                                --------------------------------

   In consideration of the guarantee by Small Business Administration of a
Debenture in the amount of $ 270,000.00                           issued by
                             -----------------------------------,
Lake County Small Business Assistance Corporation
--------------------------------------------------------------------------

                             (Development Company)
--------------------------------------------------------------------------------

(which Debenture is identified as Small Business Project Napro, Inc.
                                                         -----------------------
_______________________________________________________________________________)
                            (Name of Small Concern)

said Lake County Small Business Assistance Corporation                    hereby
     --------------------------------------------------------------------
                       (Development Company)
assigns and transfers all rights, title and interest in this Note to the Small Business Administration.

                       SEAL
                                                Lake County Small Business
                                                --------------------------------
                                                Assistance Corporation

                                                By /s/ James M. Hayer
                                                   -----------------------------
                                                   James M. Hayer, President

Attest /s/ Frank Ragley
       ---------------------------------
       Frank Ragley, Secretary

                                LOAN AGREEMENT
                                --------------

     THIS AGREEMENT made and entered into this 8th day of July, 1993, by and between Napro, Inc., an Ohio corporation, (hereinafter referred to as "Borrower") and Lake County Small Business Assistance Corporation, a not for profit corporation, (hereinafter referred to as "Lender")

WITNESSETH:

A. WHEREAS, Section 504 of the Small Business Investment Act of 1958 authorizes the U.S. Small Business Administration (hereinafter referred to as "SBA") to guarantee debentures (hereinafter referred to as "504 Debenture") issued by a qualified local development company (hereinafter referred to as "504 Company") the proceeds of the 504 Debentures to be in turn loaned by the 504 Company to a small business; and

B. WHEREAS, to qualify as a 504 Company, a local development company must be certified by SBA, and

C. WHEREAS, the Lender must be duly qualified and certified by SBA as a 504 Certified Development Company, under Certificate No. 05-499, and

D. WHEREAS, the Borrower has applied to the Lender for a loan (the "Loan") for the purpose of construction of building and purchase of machinery and equipment and,

E. WHEREAS, the Lender desires to issue and sell 504 Debentures, and lend proceeds to the Borrower for such purposes.

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties agree as follows:

1.   PURPOSE AND AMOUNT OF LOAN.
     ---------------------------

        a. Subject to the terms and conditions of this Agreement and the Authorization, the Lender to lend the principal amount of TWO HUNDRED SEVENTY THOUSAND DOLLARS ($270,000.00) to Borrower for the purpose of assisting Borrower to construct new building and purchase machinery and equipment and by the partial repayment and "takeout" of Borrower's interim construction financing. Said TWO HUNDRED SEVENTY THOUSAND DOLLARS ($270,000.00) shall be obtained by Lender from the proceeds of the sale of 504 Debentures to be issued by Lender and guaranteed by SBA.

        b. The Borrower agrees that it will apply the funds received by it under this Agreement in accordance with the use of the loan proceeds specified in the SBA Authorization and Guaranty Agreement No. CDC-566570 30 05-OH (the "SBA Guaranty"). The Borrower further agrees that no application of any funds received from the Lender hereunder shall be made in violation of the Small

Business Investment Act of 1958, as amended, or the Regulations promulgated hereunder.

     c. The proceeds of the Loan shall be paid and distributed to Huntington National Bank in partial repayment of its interim financing. Distribution of the Loan shall be made through the Colson Services Corp., P.O. Box 1289, Bowling Green Station, New York, New York, 10274, as Central Servicing Agent (hereinafter referred to as "CSA") and Lender shall have no responsibility with respect thereto.

     d. Borrower has executed the Authorization and Debenture Guarantee (SBA Form 1248) as required by SBA and contemporaneously with this Agreement agrees to execute all other documents and do all things necessary in order to consummate the SBA transaction herein contemplated.

     e. In the event that Lender and Borrower do not succeed in completing the transaction with SBA, with the result that the 504 Debentures issued by Lender in connection with this Loan are not sold, Lender shall not have any obligation to go forward with the loan, and this Loan Agreement shall be cancelled.

2.   INTEREST.
     ---------

     Interest on the Loan to be made hereunder shall be determined by the Secretary of the Treasury one day before the sale of the 504 Debentures, pursuant to Section 504 (b) (3) of the Small Business Investment Act, 15 USC
Section 697 (b) (3).

3.   TERM.
     -----

     The term of the Loan shall be ten (10) years. The note shall be payable in 120 equal monthly installments. The first installment shall be due and payable on the 1st day of November, 1993, and the principal of the Loan shall be repaid on or before the 1st day of October, 2003. All payments shall be applied first to interest and service charges and then to principal. Payment of principal and interest shall be made by wire, to COLSON SERVICES CORP., P.O. Box 1289, Bowling Green Station, New York, New York, 10274 as CSA for Borrower. Simultaneously with the wiring of each payment to CSA, Borrower will mail to Lender a copy of the wire.

4.   THE NOTE.
     ---------

     The Loan to be made hereunder shall be evidenced by a Promissory Note (hereinafter referred to as "Note"), in such form as the Lender shall require and shall be executed by the corporate officers of Napro, Inc.

5.   CENTRAL SERVICING AGENT AGREEMENT.
     ----------------------------------

     Borrower agrees to use the services of CSA as Fiscal agent in connection with the Loan and to enter into an agreement on SBA Form 1506 (the "CSA Agreement") among Borrower, Lender and CSA. The CSA Agreement shall provide, among other things, for the following:

     a. Borrower shall pay to Lender a processing fee of 1.5% of the net proceeds of the 504 Debenture. In addition, Borrower shall pay to Lender one-half of one percent (1/2 of 1%) of the outstanding balance of the Loan determined at five (5) year anniversary intervals at the beginning of such interval, as an annual servicing fee, payable in monthly installments.

     b. Borrower shall pay the Colson Services Corp. an origination fee of one-fourth of 1% of the 504 Debenture amount at the time of the disbursement of the Loan and an annual servicing fee payable monthly of one-tenth of 1% of the unpaid balance of the Loan such balance to be determined at five (5) year anniversary intervals at the beginning of such interval.

     c. CSA shall withhold from the 504 Debenture sale proceeds an amount equal to one half of one percent (1/2 of 1%) of the net debenture proceeds and place such deposit amount ("Reserve Deposit") in a Master Reserve Account. This deposit is not refundable.

6.   PROVIDE ADDITIONAL EQUITY.
     --------------------------

     The Borrower agrees to provide additional equity funds to cover additional project costs incurred as a result of overruns or unanticipated expenses or changes in work orders in the project as specified in the SBA Guaranty.

7.   INSUFFICIENT FUNDS.
     -------------------

     If the proceeds of the 504 Debentures are insufficient to cover all disbursements required by the terms of the CSA Agreement, Borrower shall be solely responsible for providing whatever additional funds may be needed to comply with the said Agreement. These disbursements, which shall be specified in said Agreement, may include, without being limited to, principal and accrued interest of interim Lender, the Reserve Fund Account, the Processing Fee of Lender and the initiation fee of CSA.

8.   SECURITY.
     ---------

     a. Borrower shall give a second security interest pursuant to the Uniform Commercial Code in all machinery and equipment (excluding automotive equipment) furniture, trade fixtures contract rights and general intangibles now owned, to be acquired from the proceeds of this Loan, or hereafter acquired, and the proceeds therefrom, subject only to a prior lien not to exceed THREE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($325,000.00) in favor of Huntington National Bank. Borrower shall provide Lender with a complete list of all furniture, machinery, trade fixtures and equipment against which the aforesaid security interest attaches.

     b. Borrower shall give a second security interest pursuant to the Uniform Commercial Code in all inventory and accounts receivable now owned, to be acquired and hereafter acquired, subject only to a prior lien (line of credit) not to exceed ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) in favor of Huntington National Bank.

     c. The following shareholders shall individually and personally guaranty the Note for the full balance owing thereon, plus accrued interest, penalties, and late charges, if any:
                                Steven Tsengas
                               Evangelia Tsengas
                               Nicholas Tsengas

9.   REPRESENTATIONS:
     ----------------

     In order to induce the Lender to make the Loan hereunder, Borrower represents and warrants:

     a. That Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has authority to enter into this agreement and to borrow hereunder.

     b. That making and performance by the Borrower of this Agreement, and the execution and delivery of the Note, and any Security Agreements and Instruments have been duly authorized by all necessary corporate action and will not violate any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Borrower or any provision of the Borrower's Certificate of Incorporation or By Laws or result in a breach of or constitute a default under any indenture or bank loan or credit agreement or any other agreement or instrument to which the Borrower is a party or by which it or its property may be bound or affected.

     c. That when this Agreement is executed by the Borrower and the Lender, and when the Note is executed and delivered by the Borrower for value, each such instrument shall constitute a legal, valid, and binding obligation of the company in accordance with its terms. Any Security Agreements or Instruments, Financing Statements, Mortgages and other liens on chattels or real estate shall constitute legal, valid, and binding liens free and clear of all prior liens and encumbrances except as provided for herein.

     d. That Borrower certifies that there has been no adverse change since the date of loan application in the financial condition, organization, operation, business prospects, fixed properties, or personnel of the Borrower.

     e. That Borrower is not a party to any action, suit of proceeding pending, or, to the knowledge of the Borrower, threatened at law or in equity before any court or administrative officer or agency which brings into question the validity of the transaction herein contemplated or might result in any adverse change in the business or financial condition of the Borrower.

     f. That the Borrower is not in default of any obligations, covenants, or conditions contained in any bond, debenture, note, or other evidence of indebtedness or mortgages or collateral instruments securing the same. The making of this agreement and the consummation of the transaction contemplated herein will not violate any provision of law or result in a breach or constitute a default under any agreement to which Borrower is a party or result in a creation of any lien, charge or encumbrance upon any of its property or its assets.

     g. Borrower has filed all tax returns which are required to be filed and has paid or made provision for the payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessments received by them. No tax liability has been asserted by the Internal Revenue Service or other taxing agency, federal, state or foreign, for taxes materially in excess of those already provided for and the Borrower knows of no basis for any such deficiency assessment.

     h. Borrower hereby indemnifies and holds Lender harmless against any losses, claims, damages, or liabilities to which it may be subject as a result of any claim for services in the nature of a finder's fee or commission with respect to the transactions contemplated hereunder or arising out of any such claims and will reimburse Lender for any legal or other expenses incurred by it in investigating or defending any such claim or liability asserted therefore.

     i. The Borrower shall use all of the proceeds of this loan for the purpose stated in paragraph 1 hereof.

10.  CONDITIONS OF LOAN.
     -------------------

     a. All of the representations and warranties contained in this Agreement shall be true and correct on and as of the closing date.

     b. All proceedings taken in connection with the transaction contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form, scope and substance to Lender's counsel, and Lender shall have received copies of all documents which it or its counsel may reasonably request in connection with said transaction in form, scope and substance satisfactory to its counsel.

     c. All necessary approvals or consents, if any, such approvals or consents be required of governmental bodies having jurisdiction with respect to the construction herein contemplated, shall have been obtained, and failure to have obtained such consents shall constitute a default hereunder.

     d. If Borrower, or any person or entity constituting part of Borrower, or any guarantor of the loan to be made hereunder is a corporation, there shall be delivered to Lender (with respect to each such corporation, if there be more than one) a copy of the record of specifically authorizing its officers to execute this Agreement and all other documents necessary to the consummation of this transaction. The record of the minutes of the Board of Directors shall be certified to be true by the Secretary or Assistant Secretary of such corporation.

     e. Borrower shall have secured mortgage title insurance for the protection of Lender at Borrower's expense; and Borrower shall have paid (or, at the option of Lender, will pay promptly after closing) all reasonable expenses incurred by but not limited to, expenses for appraisals, reappraisals, surveys, searches, guarantees, policies of title insurance, attorney fees incurred by Lender in connection with the transaction, whether or not a loan is made. Borrower has deposited the sum of $300.00 with Lender to such the payment of such costs. Any unused portion thereof will be returned to Borrower; any costs exceeding said sum shall be paid by Borrower to Lender at or prior to closing of the Loan.

     f. All necessary approvals or consents required with respect to this transaction by any mortgage or other party having interest in the Real Estate shall have been obtained, and failure to have obtained such consents shall constitute a default hereunder.

     g. The SBA transaction described hereinabove shall have been concluded, and 504 Debentures shall have been sold.

11.  AFFIRMATIVE COVENANTS.
     ---------------------

     Until payment in full of the Note and all other payments due to the Lender hereunder, and the performance of all of the terms, conditions and provisions of this Agreement and the mortgages, Borrower shall cause the following to be done.

     a. Borrower will at all times keep proper books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender may require, (a) inspection and audit of any books, records and papers in the custody or control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefore, and (b) inspections and appraisals of any of Borrower's assets. Borrower shall furnish to Lender and SBA for the twelve month period ending December 31, 1993 and quarterly thereafter (no later than two months following the expiration of any such period) and at such other times and in such form as Lender may prescribe, Borrower's financial and operating statements. Borrower hereby authorizes all Federal, State and Municipal authorities to furnish reports of examination, records and other information relating to the conditions and affairs of Borrower and any desired information relating to the conditions and affairs of Borrower and any desired information from reports, returns, files and records of such authorities upon request therefrom by Lender and SBA. Lender shall be given free access to the Real Estate for the purpose of such inspection or audits and also for the purpose of determining the condition of the premises.

     b. Borrrower will deliver to Lender within fifteen (15) days after any written request therefore from Lender such information as may be reasonably necessary to determine whether the Borrower is complying with its covenants and agreements contained in this Loan Agreement or an Event of Default has occurred.

     c. Borrower will punctually pay or cause to be paid the principal and interest to become due in respect to the Note in accordance with the terms thereof.

     d. Borrower will, upon demand, promptly pay and discharge all taxes, assessments or other governmental charges which may lawfully be levied or assessed on their income or profits or any part thereof, and also all lawful claims for labor or material.

     e. Borrower certifies that as a result of this project nineteen (19) full-time equivalent jobs will be created within two (2) years of project completion.

     f. Borrower will, upon demand, pay or cause to be paid the principal and interest on all indebtedness heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable, unless such indebtedness be renewed or extended, and will observe, perform and discharge all of the covenants, conditions, and obligations which are imposed on it by and all indentures and other agreements securing or evidencing so to prevent an occurrence of any act of omission which under the provisions thereof may be declared to be default thereunder which may result in a lien placed upon the Real Estate.

     g. Borrower will at all times cause all of the property to be maintained and kept in such condition and repair that Lender's security will be adequately protected.

     h. In the event that any provision of this Agreement or any other instrument executed at closing or the application thereof to any person or circumstances shall be declared null and void, invalid or held for any reason to be unenforceable by a Court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions and agreements described herein are deemed separate.

     i. All of the building improvements upon the Real Estate which are of insurable character will be kept insured by financially sound and reputable insurers against loss or damage by fire, explosion and other hazards customarily insured against by extended coverage for the full insurance value of the property insured and in any event an amount sufficient to prevent the owner thereof from becoming a co-insurer, the proceeds thereto to be paid to Lender to satisfy the balance owing on the Note, including accrued interest, at the time of the loss, the remainder of the insurance proceeds to be payable to the Borrower. If the proceeds of the insurance together with such other funds as are available to Borrower are sufficient to pay for the restoration of the premises, Borrower and Lender shall negotiate in good faith for the application of such funds to such restoration. Borrower agrees to deliver certificates showing compliance with these insurance requirements. Borrower will maintain, with financially sound and reputable insurers, insurance against other hazards and risks including Workmen's Compensation Insurance, if appropriate.

     j. Borrower will give Lender prior notice, in writing, of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the Real estate or chattels pledged as security hereunder.

     k. Borrower agrees that it will at all times during the term of the Loan comply fully with all applicable local, state and federal laws, rules and regulations relating to the sale, use or upon the Real Estate.

     l. The Borrower further agrees to provide information, and execute and deliver any and all additional documents and instruments as may be reasonably requested by Lender, its Assigns or Counsel, and CSA including by not limited to:

     (i)    Executing the SBA Form 159 "Compensation Agreement".

     (ii)   Displaying the SBA Form 722 "Equal Opportunity Poster".

     (iii)  Executing the SBA Form 600 series "Civil Rights Compliance Forms".

     (iv) Providing information as required of the Lender by the SBA for its annual reporting requirements.

     (v) Executing SBA Form 160, "Resolution of the Board of Directors" and a Certificate of Good Standing with copy of the Articles of Incorporation.

     (vi)   Executing SBA Form 601, "Contractor's Certificate".

     m. Lender must certify on form submitted by SBA as to whether or not Federal Flood Insurance is required. If insurance is required, Borrower must purchase and maintain Federal Flood Insurance in amounts and coverages equal to the lesser of the outstanding principal balance of the Loan, the value of the property to be insured or the maximum limit of coverage available. Notwithstanding, if Flood Insurance becomes required during the life of the Loan, Borrower must purchase same. Failure to maintain any required Flood Insurance will cause the Borrower to become ineligible for any further flood disaster assistance.

     n. Borrower shall at all times during the term of this Loan, or any extension thereof, maintain life insurance on the life of Nicholas Tsengas in an amount of TWO HUNDRED SEVENTY THOUSAND DOLLARS ($270,000.00) which shall be decreasing term insurance unless SBA approves an assignment of permanent life insurance. Said life insurance policy, or policies, shall be assigned to Lender and said assignment shall remain in full force and effect during the term of this Loan, or any extension thereof. No additional life insurance is to be purchased from business income or assets without prior written approval of Lender.

     o. Borrower shall provide and maintain hazard insurance (fire and extended coverage), including theft, in an amount of TWO HUNDRED SEVENTY THOUSAND DOLLARS ($270,000.00) to cover the pledged collateral, or proceeds therefrom, in a form and with an insurance company satisfactory to Lender, with loss payable clause on the personal property and New York Standard Mortgage Clause or its equivalent on real estate to Lender.

     p. While the outstanding principal balance of the loan is TWO HUNDRED THOUSAND DOLLARS ($200,000.00) or more, Borrower shall provide Lender a "review" year-end financial statement of the Borrower prepared by an independent public accountant within ninety (90) days, of the close of Borrower's fiscal year, ending December 31st.

     q. Prior to disbursement, Borrower shall provide evidence that it complies with Environmental Protection Agency requirements.

     r. Borrower shall inject the sum of SIXTY FIVE THOUSAND DOLLARS ($65,000.00) prior to any disbursement of this loan, in the form of cash or kind, acceptable to SBA; if any of said funds are loaned, repayment terms must be for a term equal, at least, to the terms of this agreement, and be subordinate to the liens securing this loan. If any portion of said funds are borrowed, the Lender will supply to SBA District Director copies of debt instruments. This injection may not be repaid at a rate faster than the SBA debenture.

12.  NEGATIVE COVENANTS.
     -------------------

     Until payment in full of the Note and performance of all the obligations of this Agreement:

     a.   Borrower will not, without the prior written consent of Lender or SBA:


     (i) (if Borrower is a corporation) declare or pay any dividend or make any distribution upon its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly; by way of loan, gift, bonus, or otherwise, to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any other company, or to any officer, director or employee of Borrower, or of any such company,

      (ii) (if Borrower is a partnership or individual) make any distribution of assets of the business of Borrower, other than treatment, make any advance, directly or indirectly, by way of loan, gift, bonus or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

     b. Borrower shall not sell, convey, lease, hypothecate, or otherwise dispose of any of its fixed assets, both realty or chattels, without the prior written consent of Lender and SBA.

     c. Borrower will not, prior to payment in full of the indebtedness evidenced by the SBA Loan Note, without prior written consent of the holder of the Note, pledge, mortgage, or otherwise cause or permit to be encumbered in any manner whatsoever, any of Borrower's property or assets, whether then owned or thereafter acquired; except by purchase money liens upon property acquired after the date of the Note, and other liens upon such property at the time of the acquisition thereof.

     d. The Borrower will neither permit nor suffer to exist without prior written SBA consent any material change in the project's plans and/or specifications submitted to the SBA in order to induce the SBA to guaranty the Debenture to be issued by the Lender as per the SBA Guaranty. Material change will include any significant variance in the accepted plans and specifications, increased to contract prices, and/or additional financial obligations with respect to the construction and Acquisition Assets.

     e. During the term of the Loan, neither the Borrower nor its affiliates nor its principal nor its close associates will acquire either directly or indirectly an ownership position or interest in the Lender in excess of 10% of the votes or shares of Lender, its successors or assigns. If this should occur, the debenture shall immediately become due and payable.

     f. If during the term of the loan, Borrower shall effect a change of ownership or control of the business without prior written consent of SBA, which consent shall not be unreasonably withheld, then and in that event, all outstanding obligations may be accelerated and payment thereof called for by SBA and Lender.

13.  EVENTS OF DEFAULT.
     ------------------

     The principal indebtedness evidenced by the Note or the unpaid balance thereof at the time outstanding, shall be due and payable at the election of the Lender if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever, and whether such occurrence shall be voluntary, involuntary, or come about to be effected by operation of law, or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

     a. Default shall be made in payment of any principal or interest on the Note when due and payable, and such default shall be continued for a period of thirty (30) days; or

     b. Default shall be made in the performance or observance of any of the covenants or agreements contained in Articles 11, 12 or 13 hereof, or of any other provision of the Note, Mortgage, or the Security Agreement; or

     c. Any representation or warranty made by the Borrower herein or any statement or representations made in any certificate statement, or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect as of the date when made; or

     d. Any obligations of the Borrower for the payment of borrowed money (other than its' obligations hereunder or under the Note) shall not be paid at its maturity or any such obligations shall become or be declared, pursuant to the terms thereof, to be due and payable prior to the express maturity thereof by reason of default or other violations of the terms thereof; or

     e. Default shall be made in the performance or observance of any of the other covenants or agreements by (a), (b), (c), or (d) above, and such default shall have continued for a period of thirty (30) days after notice thereof to the Borrower by Lender; or

     f. Borrower shall admit in writing its inability to pay its debts generally as they become due, made an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of any receiver or trustee therefore or of any substantial part of its property or commence any proceedings under any arrangement, readjustment or debt, or statute of any jurisdiction, whether now or hereafter in effect;

or there is commenced against Borrower any such proceedings which remains undismissed for a period of thirty (30) days; or

     g. Borrower by any act indicates its consent to, approval or acquiescence in any proceeding or in the appointment of any receiver or of any trustee for Borrower with respect to a substantial part of its property.

14.  EXPENSES OF COLLECTION OR ENFORCEMENT.
     --------------------------------------

     The Borrower agrees, if at any time that Borrower defaults on any provision of this Loan Agreement, to pay the Lender or its assigns, in addition to any other amounts that may be due from the Borrower, an amount equal to the costs and expenses of collection, enforcement or correction or waiver of the default incurred by the Lender or its assigns in such collection, enforcement, correction or waiver of default.

15.  WAIVER OF NOTICE.
     -----------------

     The Borrower and Guarantors hereby expressly waive any requirement for presentation, demand, protest, notice of protest or other notice of dishonor of any kind, other than the notice specifically provided.

16.  NOTICES.
     --------

     All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party hereto if mailed by certified mail, prepaid, to Lender at its address set forth at the beginning of this Agreement, and to Borrower at the address set forth at the beginning of this Agreement, and to Borrower at the address set forth in the Note or at such other addresses as any party may have designated in writing to any other party hereto.

17.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
     -------------------------------------------

     All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Note, the Security Agreements, and the Mortgage, any investigation at any time made by the Lender or on its behalf, and any sale or transfer of the Note and Mortgage.

18.  CONSTRUCTION AND AMENDMENT.
     ---------------------------

     This Loan Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith, except with reference to the Authorization and Debenture Guaranty Agreement executed the 23 day of April, 1993, which terms and conditions are incorporated herein by reference. This Agreement may not be changed, amended or terminated orally but only by an agreement in writing and executed by Lender or its assigns, and the Borrower. It is understood that any such change or amendments would require the prior written consent of SBA.

19.  PAYMENT.
     --------

     The Borrower shall make payments to the Lender in accordance with the terms and conditions and instructions contained in the Central Servicing Agent Agreement.

20.  COUNTERPARTS.
     -------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  NO WAIVER: REMEDIES CUMULATIVE.
     -------------------------------

     No failure or delay on the part of the Lender in exercising any power or right hereunder, or under the Note or Mortgage, shall operate as a waiver thereof, except as specifically provided herein, nor shall any single or partial exercise thereof or the exercise of any other right or power hereunder or under the Note or Mortgage is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

22.  EXECUTION BY ADDITIONAL PARTIES AND GUARANTOR.
     ----------------------------------------------

     When any party other than those named at the outset of this Agreement join in the execution thereof, they have done so for the purpose of consenting to all of the terms and conditions hereof and agree by such execution to be bound hereby. Any party who has signed this Agreement as Guarantor shall be deemed to have guaranteed performance by Borrower of all of its obligations hereunder and under the Note or Mortgage, and all such persons or entitles who have signed as Guarantor shall be deemed to have made such guarantees unconditionally, and they shall be jointly and severally liable for the performance by Borrower of all such obligations.

23.  OBLIGATIONS SURVIVE CLOSING.
     ----------------------------

     All obligations of Borrower and Guarantors under this Loan Agreement, and under the Note, the Mortgage and the Security Agreements, which have not been duly performed, paid and satisfied at the time of closing of the Loan, shall survive the closing.

24.  GOVERNING LAW.
     --------------

     This Agreement and the Note, the Mortgage, the Security Agreement and the Financing Statements shall be governed by and interpreted in accordance with the laws of the State of Ohio.

25.  SUCCESSORS AND ASSIGNS.
     -----------------------

     This Agreement shall be binding upon the Borrower, its successors and assigns, except that the Borrower may not assign or transfer its rights without prior written consent of SBA. This Agreement shall inure to the benefit of the Lender, its successors and assigns, and, hereof, all subsequent holders of the Note.

SIGNED IN THE PRESENCE OF:              "BORROWER"

/s/ William J. DiPalma                  BY: /s/ Steven Tsengas
--------------------------------           ---------------------------------
                                            President

/s/ William J. DiPalma                  AND: /s/ Evangelia Tsengas
--------------------------------            --------------------------------
                                             Secretary

                                        "LENDER"

/s/ William J. DiPalma                  BY: /s/ James M. Hayer
--------------------------------           ---------------------------------
                                            President

/s/ William J. DiPalma                  AND: /s/ Frank Ragley
--------------------------------            --------------------------------
                                             Secretary

                                   GUARANTY
                                   --------

     As part of this consideration for the Loan described in the above Loan Agreement, the undersigned agree to guaranty the performance of Borrower, for the principal sum of $270,000.00 and accrued interest thereon, and to execute, individually, all documents as may be required by the U.S. Small Business Administration, including but not limited to SBA Form 148.


                                        /s/ Steven Tsengas
                                        ---------------------------------
                                        Steven Tsengas


                                        /s/ Evangelia Tsengas
                                        ---------------------------------
                                        Evangelia Tsengas


                                        /s/ Nicholas Tsengas
                                        ---------------------------------
                                        Nicholas Tsengas

--------------------------------------------------------------------------------
                      U.S. Small Business Administration
--------------------------------------------------------------------------------

                              SECURITY AGREEMENT




     1.        Napro, Inc.                        (hereinafter called "Debtor"),
        -----------------------------------------
                            (Name)

               1300 East Street
     ----------------------------------------------------, for value received,
                               (Address)

     hereby grants to   Lake County Small Business Assistance Corporation
                      --------------------------------------------------------,
                                        (Name)

           7750 Clocktower Drive, Mentor, Ohio 44060        (hereinafter called
     -------------------------------------------------------
                               (Address)

     "Secured Party"), a security interest in the property described below (hereinafter collectively called "Collateral") to secure the payment of the principal and interest on and all obligations under a note (hereinafter called the "Note"), dated ______________, of the Debtor payable to the order of the Secured Party, in the principal amount of Two Hundred Seventy
                                                            -------------------
     & ------00/100ths Dollars ($ 270,000.00  ), all renewals and extensions
     -----------------           -------------
     of the Note, and all costs, expenses, advances and liabilities which may be made or incurred by Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest hereby granted with interest at the maximum legal rate on such costs, expenses, advances and liabilities. The note and all other obligations secured hereby are herein collectively called the "Liabilities."

     2. The Collateral in which this security interest is granted is all of the Debtor's property described below in reference to which an "X" or checkmark has been placed in the box applicable thereto, together with all the proceeds and products therefrom. If two such boxes are so marked, the security interest so designated secures the purchase money from the loan used by the Debtor to acquire title to the Collateral.


     [X]  [_]  a.   All equipment and machinery, including power-driven
                    machinery and equipment, furniture and fixtures now owned or hereafter acquired, together with all replacements thereof, all attachments, accessories, parts and tools belonging thereto or for use in connection therewith.

     [_]  [_]  b.   All passenger and commercial motor vehicles registered for use upon public highways or streets, now owned or hereinafter acquired, together with all replacements thereof, all attachments, accessories, parts, equipment and tools belonging thereto or for use in connection therewith.

     [X]  [_]  c.   All inventory, raw materials, work in process and supplies now owned or hereinafter acquired.

     [x]  [_]  d.   All accounts receivable now outstanding or hereafter
                    arising.

     [X]  [_]  e.   All contract rights and general intangibles now in force or hereafter acquired.

     3. Debtor shall not transfer, sell or assign Debtor's interest in the Collateral nor permit any other security interest to be created thereon without Secured Party's prior written approval, except that Debtor may sell the inventory listed in Paragraph 2.c. hereof in the ordinary course of business on customary terms and at usual prices and may collect as Secured Party's agent sums due on accounts receivable and contract rights listed in Paragraphs 2.d. and 2.e. until advised otherwise by Secured Party.
                           -

--------------------------------------------------------------------------------

4. Debtor shall keep, store or regularly garage all Collateral at locations approved by Secured Party in writing.

5. Debtor shall not conduct business under any other name than that given above nor change or reorganize the type of business entity under which it does business except upon prior written approval of Secured Party. If such approval is given, Debtor guarantees that all documents, instruments and agreements demanded by Secured Party shall be prepared and filed at Debtor's expense before such change of name or business entity occurs.

6. Debtor shall pay the filing and recording costs of any documents or instruments necessary to perfect, extend, modify, or terminate the security interest created hereunder, as demanded by Secured Party.

7. Debtor shall maintain all Collateral in good condition, pay promptly all taxes, judgments, or changes of any kind levied or assessed thereon, keep current all rent due on premises where Collateral is located, and maintain insurance on all Collateral against such hazards, in such amounts and with such companies as Secured Party may demand, all such insurance policies to be in the possession of Secured Party and to contain a Lender's Loss Payable Clause naming Secured Party in a manner satisfactory to Secured Party. Debtor hereby assigns to Secured Party any proceeds of such policies and all unearned premiums thereon, and authorizes and empowers Secured Party to collect such sums and to execute and endorse in Debtor's name all proofs of loss, drafts, checks and any other documents necessary to accomplish such collections, and any persons or entities making payments to Secured Party under the terms of this Paragraph are hereby relieved absolutely from any obligation to see to the application of any sums so paid.

8. Debtor shall be in default hereunder if Debtor fails to perform any of the liabilities imposed hereby or any other obligation required by the various instruments or papers evidencing or securing this loan, or if the full balance of the loan becomes immediately payable under the terms of such instruments, either automatically or by declaration of the Secured Party. In the event of any default, Secured Party may, in its own discretion, cure such default and, if it does so, any expenditures made for such purpose shall be added to the principal of the Note.

9. In the event of default, Debtor shall assemble and make available all Collateral at any place designated by Secured Party. Debtor acknowledges being advised of a constitutional right to a court notice and hearing to determine whether, upon default, there is probable cause to sustain the validity of the Secured Party's claim and whether the Secured Party is entitled to possession of the Collateral and being so advised, Debtor hereby voluntarily gives up, waives and surrenders any right to a notice and hearing to determine whether there is probable cause to sustain the validity of Secured Party's Claim. Any notices required pursuant to any state or local law shall be deemed reasonable if mailed by Secured Party to the Persons entitled thereto at their last known addresses at least ten days prior to disposition of the Collateral, and, in reference to a private sale, need state only that Secured Party intends to negotiate such a sale. Disposition of Collateral shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the community where the Collateral is located or by a private sale for a sum equal to or in excess of the liquidation value of the Collateral as determined by Secured Party.

10. All rights conferred on Secured Party hereby are in addition to those granted to it by any state or local law or any other law. Failure or repeated failure to enforce any rights hereunder shall not constitute an estoppel or waiver of Secured Party's rights to exercise such rights accruing prior or subsequent thereto. Secured Party shall not be liable for any loss to Collateral in its possession, nor shall such loss diminish the debt due, even if the loss is caused or contributed to by Secured Party's negligence.



IN WITNESS WHEREOF,    ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________________

                                         Napro, Inc.
                                        ----------------------------------------
                                         By: /s/ Steven Tsengas
                                        ----------------------------------------
                                            Steven Tsengas, President


                                        ----------------------------------------
                                            Evangelia Tsengas, Secretary

                                                       Expiration Date  11-30-90
[SEAL OF SMALL BUSINESS ADMINISTRATION]                 ----------------------
                                                             SBA LOAN NO.
                                                        ----------------------

                                                        CDC-566570  30  05-OH
                                                        ----------------------

                      SMALL BUSINESS ADMINISTRATION (SBA)
                                   GUARANTY

                                                        July 8, 1993


     In order to induce Lake County Small Business Assistance Corporation,
                        -------------------------------------------------
(hereinafter (SBA or other Lending Institution) called "Lender") to make a loan or loans, or renewal or extension thereof, to Napro, Inc. (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated July 8, 1993 in the principal amount of $270,000.00 , with interest at the rate of ___________________ per cent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.
________________________________________________________________________________

     The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

     (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

     (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

     (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

     (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

     (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any the part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

     In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

     The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender; by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

     The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid ,a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

     The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

     The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

                                                  /s/ Steven Tsengas
                                                  ----------------------------
                                                      Steven Tsengas

                                                  ____________________________


                                                  /s/ Evangelia Tsengas
                                                  ----------------------------
                                                      Evangelia Tsengas

_______________
     NOTE.--Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

                    (LIST COLLATERAL SECURING THE GUARANTY)

                                                       Expiration Date 11-30-90
                                                       -------------------------
                                                             SBA LOAN NO.
[SEAL OF SMALL BUSINESS ADMINISTRATION]                -------------------------
                                                        CDC-566570 30 05-OH
                                                       -------------------------


                      SMALL BUSINESS ADMINISTRATION (SBA)
                                   GUARANTY

                                                        July 8, 1993


     In order to induce Lake County Small Business Assistance Corporation
                        -------------------------------------------------
                          (SBA or other Lending Institution)

(hereinafter called "Lender") to make a loan or loans, or renewal or extension thereof, to Napro, Inc. (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated July 8, 1993 in the principal amount of $270,000.00, with interest at the rate of __________________________________ per cent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.
--------------------------------------------------------------------------------
     The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

     (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

     (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

     (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

     (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

     (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

     In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

     The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender: by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

     The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

     The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

     The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.


                                                  /s/ Nicholas Tsengas
                                                  ------------------------------
                                                  Nicholas Tsengas
                                                  ------------------------------

--------------------------------------------------------------------------------

__________
     NOTE.-- Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan

                    (LIST COLLATERAL SECURING THE GUARANTY)